ALONG MOBILE TECHNOLOGIES, INC.
DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENT

This indemnification agreement (the "Agreement") is entered into as of, by and between  Along Mobile Technologies, Inc., a Nevada Corporation (the "Corporation"), and Wang Zhen ("Indemnitee"), with an effective date of May 10, 2007 being the date of such Indemnitee's appointment as a Director or Officer of the Corporation (the "Effective Date"), and is based on the following:

PREMISES

A.
The Corporation and Indemnitee recognize the difficulty in obtaining liability insurance for the Corporation's independent and non-independent directors, as well as officers, the significant increases in the cost of such insurance, and the general reductions in the coverage of such insurance. Furthermore, the Corporation and Indemnitee also recognize the substantial increase in corporate litigation in general, subjecting independent and non-independent directors, as well as officers, to expensive litigation risks at the same time as the availability and coverage of liability insurance have been severely limited.

B.
Indemnitee may not be willing to serve in such capacity(s) without protection. Moreover, the Corporation (i) desires to attract and retain the involvement of highly-qualified persons, such as Indemnitee, to serve the Corporation and, in part, in order to induce Indemnitee to be involved with the Corporation, (ii) wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law, and (iii) wishes to assure Indemnitee that there will be increased certainty of adequate protection in the future.

C.
In addition to any insurance purchased by the Corporation on behalf of Indemnitee, the purchase of such insurance being at the sole discretion of the Corporation, it is reasonable, prudent, and necessary for the Corporation to obligate itself contractually to indemnify Indemnitee so that he may remain free from undue concern that he will not be adequately protected both during his service as an independent or non-independent officer and/or director of the Corporation and following any termination of such service.

D.
The directors of the Corporation have duly approved this Agreement and the indemnification provided herein with the express recognition that the indemnification arrangements provided herein exceed that which the Corporation would be required to provide pursuant to Nevada Law.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

1.	Definitions. For purposes of this Agreement:

a.
“Indemnitee” shall include the Indemnitee named in the first paragraph of this Agreement and such Indemnitee's actual or alleged alter egos, spouse, family members, and corporations, partnerships, limited liability companies, trusts, and other enterprises or entities of any form whatsoever under the control of any of the foregoing, and the property of all of the foregoing. The term "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise, as interpreted under the Securities Act of 1933 or the Securities Exchange Act of 1934 ("Exchange Act").

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b.	''Disinterested Director'' means a director of the Corporation who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

c.
''Expenses'' includes, without limitation, expenses incurred in connection with the defense or settlement of any and all investigations, judicial or administrative proceedings or appeals, attorneys' fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), and any expenses of establishing a right to indemnification under Sections 3,4,5,6 and 7 below, but shall not include the amount of judgments, fines or penalties actually levied against Indemnitee.

d.
''Independent Counsel'' means a law firm or a member of a law firm, who (or which) is authorized to practice law in the State of Nevada, and neither is presently nor in the past five years has been retained to represent: (i) the Corporation or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term ''Independent Counsel'' shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

e.
‘'Proceeding'' includes any threatened, pending or completed investigation, action, suit or other proceeding, whether brought in the name of the Corporation or otherwise, against Indemnitee, for which indemnification is not prohibited under Sections 3 below and whether of a civil, criminal, administrative or investigative nature, including, but not limited to, actions, suits or proceedings in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was an independent or non-independent director or officer of the Corporation, or is or was serving, at the request of the Corporation, as a director or officer of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

2.
Service by Indemnitee. Indemnitee will serve and/or continue to serve as an independent or non-independent director or officer of the Corporation faithfully and to the best of Indemnitee's ability so long as Indemnitee is duly elected or appointed and until such time as Indemnitee is removed as permitted by law or tenders a resignation in writing.

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3.
Indemnification. The Corporation shall indemnify Indemnitee to the fullest extent permitted by Nevada Law in effect on the date hereof or as such law may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to Indemnitee:

a.	To the extent expressly prohibited by Nevada Law;

b.
For which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, agreement of the Corporation or any other Corporation or organization on whose board Indemnitee serves at the request of the Corporation, except in respect of any indemnity exceeding the payment under such insurance, clause, or agreement;

c.
In connection with an action, suit or proceeding, or part thereof (including claims and counterclaims) initiated by Indemnitee, except a judicial proceeding or arbitration pursuant to Section 18 to enforce rights under this Agreement, unless the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation;

d.	For any amounts paid in settlement of any action, suit or proceeding effected without the Corporation’s written consent and pursuant to Section 11 of this Agreement;

e.
With respect to any action, suit or proceeding brought by or on behalf of the Corporation against Indemnitee that is authorized by the Board of Directors of the Corporation, except as provided in Sections 5,6,and 7 below; and

f.
With respect to any action, suit or proceeding in which the final adjudication establishes that Indemnitee's act’s or omissions involved intentional misconduct, fraud, gross negligence, or a knowing violation of law and were material to the cause of action.

4.
Action or Proceedings Other than an Action by or in the Right of the Corporation. Except as limited by Section 3 above, Indemnitee shall be entitled to the indemnification rights provided in this Section if Indemnitee is a party or is threatened to be made a party to any Proceeding (other than an action by or in the name of the Corporation) by reason of the fact that Indemnitee is or was an independent or non-independent director or officer of the Corporation, or is or was serving at the request of the Corporation as an officer or director of another entity; or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5.
Indemnity in Proceedings by or in the Name of the Corporation. Except as limited by Section 3 above, Indemnitee shall be entitled to the indemnification rights provided in this Section if Indemnitee was or is a party or is threatened to be made a party to any Proceeding brought by or in the name of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was an independent or non-independent director or officer of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Nevada Law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Corporation, unless, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such costs, judgments, penalties, fines, liabilities and Expenses as a Nevada court shall deem proper.

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6.
Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the limitations of Section 3, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any action, suit or proceeding (including an action, suit or proceeding brought by or on behalf of the Corporation) or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

7.
Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the costs, judgments, penalties, fines, liabilities or Expenses actually and reasonably incurred in connection with any action, suit or proceeding (including an action, suit or proceeding brought by or on behalf of the Corporation), but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such costs, judgments, penalties, fines, liabilities and Expenses actually and reasonably incurred to which Indemnitee is entitled.

8.
Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Sections 3,4,5,6 or 7, the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Corporation by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (d) the stockholders of the Corporation.

9.
Selection of Independent Counsel. Independent Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to Indemnitee advising him of the identity of Independent Counsel so selected. Indemnitee may, within seven days after such written notice of selection shall have been given, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that Independent Counsel so selected does not meet the requirements of "Independent Counsel," as defined in Section 1, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written objection to the Independent Counsel selected, the Corporation has failed to identify a replacement Independent Counsel, the Indemnitee may petition any court of competent jurisdiction for resolution of any objection that shall have been made by Indemnitee to the Corporation's selection of Independent Counsel and for appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with its fees and expenses incident to the procedures of this Section regardless of the manner in which such Independent Counsel was selected or appointed.

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10.
Presumptions and Effect of Certain Proceedings. The Secretary of the Corporation shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 9 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Corporation shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 30 calendar days after receipt by the Corporation of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

11.
Settlement of Claims. The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding affected without the Corporation's written consent. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee's rights under this Agreement without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its consent to any proposed settlement. The Corporation shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

12.
Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement or against Indemnitee in his capacity as an independent or non-independent director or officer, notify the Corporation in writing of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability that it may have to Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Corporation:

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a.	The Corporation shall be entitled to participate therein at its own expense; and

b.
Except as otherwise provided in this Agreement, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume the defense thereof, the Corporation shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless: (i) the employment of counsel by Indemnitee has been authorized by the Corporation; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action; or (iii) the Corporation shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

c.
If the Corporation has assumed the defense of a Proceeding, the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding affected without the Corporation's written consent. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

13.
Officer and Director Liability Insurance. The Corporation shall, from time to time, make the good faith determination whether or not it is practicable for the Corporation to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the independent and non-independent directors, as well as officers, of the Corporation with coverage for Expenses or to ensure the Corporation's performance of its indemnification obligations under this Agreement. Among other considerations, the Corporation will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. The Corporation shall consult with and be heard by Indemnitee in connection with the Corporation's actions hereunder. In all policies of director and officer liability insurance, (a) Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors, if Indemnitee is a director, or of the Corporation's officers, if Indemnitee is not a director of the Corporation but is an officer; and (b) the policy shall provide that it shall not be cancelled or materially modified without 30 days' prior written notice to Indemnitee. Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain such insurance if the Corporation determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Corporation.

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14.
Payment of Expenses. All Expenses incurred by Indemnitee in advance of the final disposition of any Proceeding shall be paid by the Corporation at the request of Indemnitee, each such payment to be made within twenty calendar days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such payment or payments from time to time. Indemnitee's entitlement to such Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking a judgment in court or an adjudication or award in arbitration pursuant to this Agreement (including the enforcement of this provision). Such statement or statements shall reasonably evidence the expenses and costs incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to reimburse such amount if it is finally determined, after all appeals by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses by the Corporation as provided by this Agreement or otherwise. Indemnitee's undertaking to reimburse any such amounts is not required to be secured.

15.
Other Financial Arrangements. The Corporation may make other financial arrangements acceptable to Indemnitee for Indemnitee's benefit and Indemnitee shall be an intended third-party beneficiary of any such arrangement, with the right, power, and authority of the Indemnitee to sue for, enforce, and collect the same, in the name, place, and stead of the Corporation or otherwise, for Indemnitee's benefit. Any such fund or other arrangements shall be available to Indemnitee for payment of Expenses upon the Corporation's failure, inability, or refusal to pay Expenses incurred by the Indemnitee.

16.
Remedies of Indemnitee in Cases of Determination not to Indemnify or to Pay Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification, or if Expenses are not paid pursuant to Section 14, Indemnitee shall be entitled to final adjudication in a court of competent jurisdiction of entitlement to such indemnification or payment. Alternatively, Indemnitee at Indemnitee's option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Corporation shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. The determination in any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 8 that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Corporation further agrees to stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Corporation shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

17.
Other Rights to Indemnification. Indemnification and payment of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any organizational documents of the Corporation, vote of stockholders or Disinterested Directors, provision of law, agreement or otherwise.

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18.	Enforcement.

a.
The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director or officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as an independent or non-independent director or officer. The Corporation shall be precluded from asserting in any action commenced pursuant to this section 15 that the procedures and presumptions in this section are not valid, binding, and enforceable and shall stipulate in any such judicial proceedings that the Corporation is bound by all of the provisions of this Agreement.

b.
In any action commenced pursuant to this Section 18, Indemnitee shall be presumed to be entitled to indemnification and advancement of Expenses in accordance with Section 8 under this Agreement, as the case may be, and the Corporation shall have the burden of proof in overcoming such presumption and must show by clear and convincing evidence that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

c.
The execution of this Agreement shall constitute the Corporation's stipulation by which it shall be irrevocably bound in any action by Indemnitee for enforcement of Indemnitee's rights hereunder that the Corporation's obligations set forth in this Agreement are unique and special, and that failure of the Corporation to comply with the provisions of this Agreement will cause irreparable and immediate injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity respecting a breach of this Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Corporation of its obligations under this Agreement.

19.
Expenses to Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Corporation and shall be indemnified by the Corporation against any actual Expenses incurred by Indemnitee.

20.
Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is an independent or non-independent director or officer of the Corporation or is serving at the request of the Corporation as a director or officer of any other entity of the Corporation, and shall continue thereafter with respect to any possible claims based on the fact that Indemnitee was an independent or non-independent director or officer of the Corporation or was serving at the request of the Corporation as a director or officer of any other entity.

21.
Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

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22.	Governing Law: Binding Effect, Amendment and Termination, Construction

a.	This Agreement shall be interpreted and enforced in accordance with Nevada Law.

b.
This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, such Indemnitee's actual or alleged alter egos, spouse, family members, and corporations, partnerships, limited liability companies, trusts, and other enterprises or entities of any form whatsoever under the control of any of the foregoing, the property of all of the foregoing, and the successors and assigns of all of the foregoing.

c.	No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

d.
This Agreement shall be construed liberally in favor of the Indemnitee to the fullest extent possible under Nevada Law, even if such indemnification is not specifically authorized by this Agreement or any other agreement, or by Nevada Law. In the event Nevada Law is changed after the date of this Agreement, through statutory amendment, judicial interpretation, administrative regulations, or otherwise, to allow additional indemnification or to remove or restrict current limitations on indemnification, this Agreement shall be deemed to be amended and reformed so that Indemnitee shall enjoy by this Agreement the greater benefits of such change. In the event of any change in Nevada Law that narrows or restricts the right of a Nevada corporation to indemnify Indemnitee, such change, to the extent not otherwise required by Nevada Law to be applied to Indemnitee in the relevant circumstances, shall have no effect on this Agreement or the rights and obligations of the parties hereunder.

23.
Mutual Acknowledgement. Both the Corporation and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Corporation may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

24.	Severability. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable:

a.	The validity, legality, and enforceability of the remaining provisions of this Agreement shall not be in any way effected or impaired thereby; and

b.
To the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable. Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled as respects any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

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25.
Notice. Any notice, demand, request, or other communication permitted or required under this Agreement shall be in writing and shall be deemed to have been given as of the date so delivered, if personally served; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; one day after the date so sent, if delivered by overnight courier service; or three days after the date so mailed, if mailed by certified mail, return receipt requested, addressed as follows:

If to the Corporation:	Along Mobile Technologies
No.88, 9F Mellennirm Mansion,
Western Part Of 2nd South Ring Road,
Xi'an,Shaanxi Province 710065
China

If to Indemnitee, to:	Wang Yeru
No.88, 9F Mellennirm Mansion,
Western Part Of 2nd South Ring Road,
Xi'an,Shaanxi Province 710065
China

or such other addresses, facsimile numbers, or electronic mail address as shall be furnished in writing by any party in the manner for giving notices hereunder.

IN WITNESS WHEREOF, the Corporation and Indemnitee hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

Corporation:
ALONG MOBILE TECHNNOLOGIES, INC.

By:	/s/ Li Jianwei
Li Jianwei
Title: CEO and President

Indemnitee:

/s/ Wang Zhen
Wang Zhen, CFO

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